UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018 (July 9, 2018)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1600 East Plano Parkway
Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2018, Geoffrey G. Clark notified the board of directors (the “Board”) of At Home Group Inc. (the “Company”) of his intention to resign from the Board, effective July 11, 2018. On July 11, 2018, the Board voted to increase the size of the Board by one director (to a total size of ten directors). The Board filled the vacancies created by Mr. Clark’s resignation and the increase in the board size by appointing Ms. Paula Bennett, age 68, as a Class III director, effective July 11, 2018, and Steve K. Barbarick, age 50, as a Class III director, effective July 11, 2018. Ms. Bennett and Mr. Barbarick have each been appointed to serve as independent members of the Board. Ms. Bennett will serve on the Board’s Nominating and Corporate Governance Committee and Mr. Barbarick will serve on the Board’s Compensation Committee. Additionally, Larry D. Stone was elected as Lead Director of the Board. Mr. Clark’s resignation is not the result of any disagreement with the Company.

Ms. Bennett and Mr. Barbarick will hold office until the date of the Company’s 2019 Annual Meeting of Stockholders and until her or his successor shall be elected and qualified or until her or his earlier death, resignation, retirement, disqualification or removal.

Neither Ms. Bennett nor Mr. Barbarick was appointed to the Board pursuant to any arrangement or understanding with any other person. Neither Ms. Bennett nor Mr. Barbarick has any family relationships with any director or executive officer of the Company and there are no transactions in which Ms. Bennett or Mr. Barbarick have an interest requiring disclosure under Item 404(a) of Regulation S-K.  The Board has determined that each of Ms. Bennett and Mr. Barbarick satisfies the definition of “independent director” under the rules and regulations of the New York Stock Exchange (the “NYSE”).

In consideration for the service of each of Ms. Bennett and Mr. Barbarick as independent director, each such director will be provided with an annual cash retainer of $70,000, which retainer will be prorated for the Company’s current fiscal year, resulting in a retainer of $40,833 for each of Ms. Bennett and Mr. Barbarick in respect of the Company’s current fiscal year. In addition, on July 11, 2018 (the “Date of Grant”), each of Ms. Bennett and Mr. Barbarick was granted restricted stock units (the “Director RSUs”) in respect of a number of shares of common stock of the Company having a Fair Market Value (as defined in the 2016 Equity Plan) of $70,000, based on the closing price of the Company’s common stock at the close of the primary trading session of the Company’s common stock on the NYSE on the Date of Grant, which $70,000 amount constitutes a prorated portion of the annual equity incentive grant awarded to other independent directors of the Board, based on the number of months during the Company’s fiscal year during which the applicable director serves as a director on the Board.  The Director RSUs were granted pursuant to the terms and conditions of the At Home Group Inc. Equity Incentive Plan (the “2016 Equity Plan”) and a notice of grant and restricted stock unit director award agreement substantially in the form attached as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37849) filed on June 7, 2018 and incorporated herein by reference.

Ms. Bennett served as President from January 2008 and President and Chief Executive Officer of J.Jill, Inc. from July 2009 until her retirement in April 2018. Ms. Bennett also served as a member of the J.Jill board of directors from February 2017 to April 2018 and, prior to that, served on the board of directors of former J.Jill parent companies since July 2009.  Prior to joining J.Jill, Ms. Bennett served as President and Chief Executive Officer of a number of portfolio companies of Orchard Brands Corporation from October 2006 to January 2008. From 2000 through 2005, Ms. Bennett was Chief Operating Officer of Eileen Fisher, Inc. and prior to that was Vice President, Retail from 1997 to 2000. From 1995 to 1996, she was Vice President of Retail Sales for Calvin Klein Collection at Calvin Klein Inc. From 1987 through 1995, Ms. Bennett held significant leadership positions at Tiffany & Co., including Vice President of Jewelry Sales, Vice President of Customer Service, Vice President and General Manager of the Fifth Avenue Flagship store, Vice President of Retail Administration and Vice President of the Trade Division. Ms. Bennett received her Bachelor of Science in Business (formerly Administrative Science) with a major in Marketing from The Ohio State University Fisher College of Business. Ms. Bennett was appointed to our Board because of her expertise in merchandising, buying, marketing and brand building across both retail and direct marketing channels.

Mr. Barbarick has been President and Chief Merchandising Officer of Tractor Supply Company since May 2016. Prior to his promotion to President and Chief Merchandising Officer of Tractor Supply Company, Mr. Barbarick served as Executive Vice President, Chief Merchandising Officer from March 2015 to May 2016; Executive Vice

President, Merchandising and Marketing from September 2012 to March 2015; Senior Vice President, Merchandising from February 2011 to September 2012; Vice President, Merchandising from June 2009 to February 2011; and Vice President and Divisional Merchandise Manager from 2003 to June 2009. Mr. Barbarick served on the Board of Trustees of National 4-H Council from 2014 to 2017. Mr. Barbarick received a Bachelor of Applied Science from the University of Missouri-Columbia. Mr. Barbarick was appointed to our Board because he brings expertise in branding, marketing, e-commerce, customer engagement and inventory and supply chain management in the retail industry.

The Company will enter into the its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-206772) and is incorporated herein by reference, with each of Ms. Bennett and Mr. Barbarick.

Item 7.01. Regulation FD Disclosure.

On July 12, 2018, the Company issued a press release announcing the appointment of Mr. Barbarick and Ms. Bennett and the resignation of Mr. Clark. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: July 12, 2018	By:	/s/ JUDD T. NYSTROM
		Name:	Judd T. Nystrom
		Title:	Chief Financial Officer